Non-Standardized Profit Sharing/Thrift Plan With 401(k) Feature
Adoption Agreement Number 001-03

This Adoption Agreement, when executed by the Employer and accepted by the Plan Administrator, and the Trustee, if applicable, and accepted by Connecticut General Life Insurance Company, establishes the Employer's Plan and Trust, if applicable, for the benefit of its eligible Employees and their Beneficiaries. The terms of the Connecticut General Life Insurance Company Defined Contribution Plan are expressly incorporated therein and shall form a part hereof as fully as if set forth herein except that if more than one election is provided, only that election made by the Employer shall be so incorporated. The terms of the Plan so incorporated together with the terms of this Adoption Agreement shall constitute the sole terms of the Employer's Plan and Trust, if applicable, and no further trust instrument or other instrument of any nature whatsoever shall be required. The Employer's participation under the Plan shall be subject to all the terms set forth therein and in this Adoption Agreement.

-+ Note: Section 414(d) governmental plans and section 414(e) nonelecting church plans that do not wish to provide ERISA-required benefits should not adopt this document.

------------------------------------------------------------------------------
Plan Document  GENERAL INFORMATION
Section
------------------------------------------------------------------------------

               Legal Name of Employer: Central Castings Corporation
                                       ----------------------------
------------------------------------------------------------------------------

               Address: 2660 Old Gadsen Highway
                        -----------------------

               City: Anniston         State: AL           Zip: 36206
                     --------                --                -----

------------------------------------------------------------------------------

               Plan Name: Central Castings Corporation
                          401(k) Profit Sharing Plan
                          ---------------------------

------------------------------------------------------------------------------
               Plan Number: 001
                            ---

               -+ To be assigned by the Employer. For example: 001, 002, and so on.
------------------------------------------------------------------------------

               Employer's EIN: 63-1121596
                               ------------
------------------------------------------------------------------------------
               Classification of Business:
               [X] C Corporation        [ ] S Corporation    [ ] Partnership
               [ ] Sole Proprietorship  [ ] Tax-Exempt/Nonprofit Organization
               [ ] Other:___________________

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Plan Document
Section                    GENERAL INFORMATION
------------------------------------------------------------------------------
                           Employer Tax Status:

                           Tax Year Ends (MM/DD): 10/31
                                                  ------
                           Tax Basis:     [ ] Cash           [X] Accrual
--------------------------------------------------------------------------------
             1.20          Effective Date

                           The adoption of the CONNECTICUT GENERAL LIFE
                           INSURANCE COMPANY Non-Standardized Profit
                           Sharing/Thrift Plan with 401(k) Feature shall:

                           [X] A. Establish a new Plan effective as of
                                  (MM/DD/YY): 11/01/96
                                              --------

                           [ ] B. Constitute an amendment and restatement in its
                                  entirety of a previously established Qualified Plan of the Employer which was effective _____ (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is _______________
--------------------------------------------------------------------------------
                           Merger Data

                           This Plan includes funds from a prior or coincidental merger of a:

                           [ ] A. Money Purchase Plan
                           [ ] B. Target Benefit Plan
                           [X] C. Not AppLicable
--------------------------------------------------------------------------------
                            Sponsoring Organization:

                            Connecticut General Life Insurance Company
                            P.O. Box 2975
                            Hartford, CT 06104
                            (860) 725-2274
--------------------------------------------------------------------------------

Article Page

   I.        Nontrusteed, Trust, and Trustee ...............................  4

   II.       Plan Administrator ............................................  4

   III.      Plan Year .....................................................  5

   IV.       Compensation ..................................................  6

   V.        Highly Compensated Employee ...................................  7

   VI.       Service .......................................................  8

   VII.      Eligibility Requirements ...................................... 10

   VIII.     Entry Date .................................................... 13

   IX.       Vesting ....................................................... 15

   X.        Contributions ................................................. 18

   XI.       Contribution Period ........................................... 28

   XII.      A11ocation of Contributions ................................... 29

   XIII.     Limitations on Allocations .................................... 31

   XIV.      Investment of Participant's Account ........................... 32

   XV.       Life Insurance ................................................ 32

   XVI.      Employer Stock ................................................ 33

   XVII.     Withdrawals Preceding Termination ............................. 34

   XVIII.    Loans to Participants, Beneficiaries And Parties-in-Interest .. 38

   XIX.      Retirement and Disability ..................................... 39

   XX.       Distribution of Benefits ...................................... 40

   XXI.      Qualified Preretirement Survivor Annuity ...................... 41

   XXII.     Amendment of the Plan ......................................... 41

   XXIII.    Top-Heavy Provisions .......................................... 42

   XXIV.     Other Adopting Employer ....................................... 44

------------------------------------------------------------------------------
Plan Document         I. NONTRUSTEED, TRUST, AND TRUSTEE
Section
------------------------------------------------------------------------------


-+ The Plan must have a Trustee if the Employer has elected Employer Stock, Loans, investment in Life Insurance, and or any investment other than through a contract with Connecticut General Life Insurance Company.

-+ If the plan is trusteed, the Employer must apply for a Trust Tax Identification Number, unless the Trust already has obtained one, even if CG Trust Company has been appointed as the Plan's Trustee.

--------------------------------------------------------------------------------
                The Plan is:

1.39            [ ] A. Nontrusteed.

--------------------------------------------------------------------------------
1.73, 1.74      [X] B. Trusteed and Trustees are:

                        Trustee(s)
                        Name(s):George G. Meyer, William J. Pardue
                                -----------------------------------

                                Albert T. Sabol
                                ---------------

                        Address: Central Sprinkler Corporation
                                 -----------------------------

                                 451 North Cannon Avenue
                                 -----------------------

                        City: Lansdale         St: PA          Zip: 19446
                              --------             --               -----

                        Trust EIN:_______________________________________

--------------------------------------------------------------------------------
1.73, 1.74      [ ] C.  Trusteed and CG Trust Company has been appointed as the
                        Plan's Trustee.

                        Trust
                        Name:           CG Trust Company

                        Address: 525 West Monroe St., Suite 1800 Chicago, IL 60661-3629

                Employer's Trust EIN:

--------------------------------------------------------------------------------
Plan Document             II. PLAN ADMINISTRATOR
Section
------------------------------------------------------------------------------
1.50            The Plan Administrator is:

                Name: Central Castings Corporation
                      ----------------------------

                      c/o Central Sprinkler Company
                      -----------------------------

                Address:451 North Cannon Avenue
                        -----------------------


                City: Lansdale             State: PA           Zip: 19446
                      --------                    --                -----


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   III. PLAN YEAR
Section
------------------------------------------------------------------------------

1.51                A. The Plan Year will mean:

                        [ ] 1. The 12-consecutive-month period commencing on (MM/DD/YY)____________ and each anniversary thereof except that the first plan year will commence on (MM/DD/YY)____________.

                                This election may be made only for new plans.

                        [X] 2. The 12-consecutive-month period commencing on (MM/DD/YY) 11/01/96 and each anniversary thereof.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   IV. COMPENSATION
Section
------------------------------------------------------------------------------


                   -+(i) Election of options 1-6 below does not require a
                         separate nondiscrimination test.

                  -+(ii) If option 1, 2, or 3 is elected, you must elect the same definition of Compensation in Section XIII, Limitations on Allocations.

                 -+(iii) Options 1-6 include lump sum amounts and/or cash
                         bonuses. These amounts are included in compensation in the year in which paid.

                  -+(iv) Options 4-9 may not be elected by a plan that uses an integrated allocation formula.

                   -+(v) This compensation definition is for purposes of
                         allocating contributions under the Plan. For nondiscrimination testing, the Employer may use any definition of compensation that is based upon Code section 4l4(s) or 4l5(c)(3). Use of options 7, 8, or 9 for nondiscrimination testing requires that the employer satisfy a separate compensation nondiscrimination test.

--------------------------------------------------------------------------------
          A. Indicate the number of the Compensation definition that will be used for allocating each type of contribution.

                                        Elective Deferral Contributions: 2
                                        Matching Contributions: 2
                                        Nonelective Contributions: 2
                                        Employee Contributions:__________

1.12 For purposes of allocating contributions, Compensation means:

1.12(a)           1.  Wages, Tips and Other Compensation Box on Form W-2.

1.12(b)           2.  Section 3401(a) wages.

1.12(c)           3.  415 safe-harbor compensation.

1.12(d)           4.  Modified Wages, Tips, and Other Compensation Box on
                      Form W-2.

1.12(e)           5.  Modified section 3401(a) wages.

1.12(f)           6.  Modified 415 safe-harbor compensation.

1.12(g)           7.  Regular or base salary or wages.

1.12(h)           8.  Regular or base salary or wages plus / / overtime and/or
                      / / bonuses.

1.12(i)           9.  A "reasonable alternative definition of Compensation,"
                      as that term is used under Code section 414(s)(3) and the regulations thereunder.

                      The definition of Compensation is: _______________________
                      __________________________________________________________
                      __________________________________________________________

                   -+ Lump sum amounts and/or cash bonuses may be excluded only if specified in this definition. Also see note (v) above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   IV. COMPENSATION
Section
------------------------------------------------------------------------------

1.12            B.      Compensation shall be determined over the following
                        determination period:

                        [ ] 1.  The Plan Year.

                        [ ] 2. A 12-consecutive-month period beginning on (MM/DD)___________ and ending with or within the Plan Year. For Employees whose date of hire is less than 12 months before the end of the designated 12-month period, Compensation will be determined over the Plan Year.

                        [X] 3. The Plan Year. However, for the Plan Year in which an Employee's participation begins, the applicable period is the portion of the Plan Year during which the Employee is eligible to participate in the Plan.

--------------------------------------------------------------------------------
1.12            C.      Compensation shall/shall not include Employer
                        contributions made pursuant to a salary reduction agreement, which are not includable in the gross income of the Employee under Code section 125, 402(e)(3), 402(h)(1)(B) or 403(b).

                                [X]    Shall      [ ]    Shall Not

--------------------------------------------------------------------------------
1.12            D.      The highest annual Compensation to be used in
                        determining allocations to a Participant's Account shall be:
                        $__________________


               -+ Enter an amount if less than the $150,000 (as indexed) limitation on compensation.

--------------------------------------------------------------------------------
Plan Document               V. HIGHLY COMPENSATED EMPLOYEE
Section
------------------------------------------------------------------------------


1.29            A.      Highly Compensated Employees shall be determined using:

1.29(a)                 [X] 1.   The Traditional Method.

1.29(b)                 [ ] 2.   The Simplified Method for Employers in more
                                 than one geographical area.

1.29(c)                 [ ] 3.   The alternative Simplified Method.

1.29(d)                 [ ] 4.   The alternative Simplified Method with Snapshot
                                 Day basis.

                        The Snapshot Day is ___________ (fill in).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document               V. HIGHLY COMPENSATED EMPLOYEE
Section
------------------------------------------------------------------------------

1.29(a)         B.      If A.1. or A.2. is chosen above, the Look-Back Year
                        shall be:

                        [X]   1. The 12-month period immediately preceding
                                 the Determination Year.

                        [ ]   2.  The calendar year ending with or within the
                                  Determination Year.

                        -+ If B.2. is selected and the Determination Year (Plan
                        Year) is the calendar year, then the Look-Back Year is the same 12-month period as the Determination Year. This avoids having to look back at data from a prior year.

                        -+ However, if the Determination Year is not the calendar year, the Determination Year calculation must be made on the basis of a lag period (the period running from the end of the Look-Back Year to the end of the Determination Year), with the applicable dollar amounts adjusted on a pro rata basis for the number of months in the lag period.

--------------------------------------------------------------------------------
Plan Document                   VI. SERVICE
Section
------------------------------------------------------------------------------

  Check off appropriate basis for determining service.
--------------------------------------------------------------------------------
2A.3, 2A.9     A.  Hours of Service or Elapsed Time
--------------------------------------------------------------------------------
                   1.  Years of Service shall be determined on the following
                       basis:

                       a. Eligibility:   [X] Hours of Service  [ ]  Elapsed Time

                       b. Vesting:       [X] Hours of Service  [ ]  Elapsed Time

                       c. Allocation of  [X] Hours of Service  [ ]  Elapsed Time
                          Contributions:

                    2. If service is based on Hours of Service, Hours shall be determined on the basis of:

                    [X]  a. Actual hours for which paid or entitled to
                            payment.

                    [ ]  b. Days Worked (10 Hours of Service).

                    [ ]  c. Weeks Worked (45 Hours of Service).

                    [ ]  d. Semimonthly payroll periods (95 Hours of Service).

                    [ ]  e. Months Worked (190 Hours of Service).

                         -+ For options b, c, d, and e: If the Employee
                            would be credited with 1 Hour of Service during the period, the Employee shall be credited with the number of Hours of Service indicated in parentheses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   VI. SERVICE
Section
------------------------------------------------------------------------------

          B.   Service with other employers.
1.24

          1. Service with members of the Employer's controlled group of corporations, affiliated service group, or group of business under common control ("controlled group").

               -+ Service for an employer while the employer is part of the controlled group must be taken into account.

               a. Service with a member of the controlled group prior to it becoming part of the controlled group will be included for all purposes.

                              [ ]   Yes         [X]   No

A.5       2.   Service with a predecessor organization.

               -+ Service with a predecessor organization of the Employer must be taken into account if the Employer maintains the Plan of the predecessor organization.

               a. Service with a predecessor organization will be included for all purposes even if the Employer does not maintain the plan of the predecessor organization.

                              [ ]   Yes         [ ]   No

2A.5      3.   Service with the following subsidiary(ies) or affiliated
               organization, not related to the Employer under the rules of Code sections 414(b), (c) or (m), shall be considered Service for all purposes of this plan:

               _____________________________________________________________

               _____________________________________________________________

               _____________________________________________________________



               -+ Service credited under 1.a, 2.a and 3 must apply to all similarly situated Employees, must be credited for a legitimate business reason, and must not by design or operation discriminate significantly in favor of Highly Compensated Employees.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document              VII.  ELIGIBILITY REQUIREMENTS
Section
------------------------------------------------------------------------------
-+Check or fill out appropriate requirements for each type of contribution in the Plan.
--------------------------------------------------------------------------------
2A.5(a), 2B.1       A.   Eligibility Requirements

                    1.   If Employer is a Partnership or Sole Proprietorship:
                         Self-Employed Individuals are eligible to participate in the Plan.

                               [ ] Yes               [ ] No

                    2.   Immediate Participation.

                         -+ No age or service requirement.

                              [ ] Elective Deferral Contributions
                              [ ] Matching Contributions
                              [ ] Nonelective Contributions
                              [ ] Employee Contributions

                    3.   Service Requirement.

                         -+ Not to exceed 1 year if graded vesting; not to exceed 2 years if 100% immediate vesting. Not to exceed 1/2 year if graded vesting or 1 1/2 years if 100% immediate vesting if annual Entry Date is chosen in
                         Section VIII "Entry Date." Not to exceed 1 year for Elective Deferral Contributions.

                         [X] Elective Deferral Contributions: 1 (indicate number
                             of years)
                         [X] Matching Contributions: 1 (indicate number of
                             years)
                         [X] Nonelective Contributions: 1 (indicate number of
                             years)
                         [ ] Employee Contributions: (indicate number of years)

                         -+ Fill in the blank(s) above with the amount of service required. Any service requirement not in units of whole years requires service for eligibility to be determined based on elapsed time (see Section VI.A.1.a).

                    4.   Age Requirement.

                         -+ Not greater than 21 years. If annual entry date is chosen in Section VIII "Entry Date," not greater than 20 1/2 years.

                         [X] Elective Deferral Contributions: 21 (indicate
                             minimum age)
                         [X] Matching Contributions: 21 (indicate minimum age)
                         [X] Nonelective Contributions: 21 (indicate minimum
                             age)
                         [ ] Employee Contributions: (indicate minimum age)

                    5. Employees who were employed on or before the initial Effective Date of the Plan or the Effective Date of the amendment and restatement of the Plan, as indicated on page 2, shall/shall not be immediately eligible without regard to any Age and/or Service requirements specified in 2 or 3 above.

                              [X] Shall            [ ] Shall Not

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document              VII.  ELIGIBILITY REQUIREMENTS
Section
------------------------------------------------------------------------------
2B.1                B.   Job Class Requirements

                    An Employee must be a member of one or more of the following selected classifications:

                    1.   No Job Class Requirements:
                                   [X] Elective Deferral Contributions
                                   [X] Matching Contributions
                                   [X] Nonelective Contributions
                                   [X] Employee Contributions

                    2.   Salaried:
                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions

                    3.   Hourly:
                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions

                    4.   Clerical:
                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions

                    5. Employees whose employment is governed by a collective bargaining agreement represented by the following union:_________________

                                    [ ] Elective Deferral Contributions
                                    [ ] Matching Contributions
                                    [ ] Nonelective Contributions
                                    [ ] Employee Contributions

                    6.   Other (fill in): _____________
                                    [ ] Elective Deferral Contributions
                                    [ ] Matching Contributions
                                    [ ] Nonelective Contributions
                                    [ ] Employee Contributions

                         -+ "Part-time" Employees may not be excluded.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document              VII.  ELIGIBILITY REQUIREMENTS
Section
--------------------------------------------------------------------------------
  2B.1              C.   Additional Requirements

                         An Employee must be in the following designated division(s) of the Employer:

                         _____________________________________________________

                         _____________________________________________________

                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions
--------------------------------------------------------------------------------
 2B.1               D.   An Employee must not be a member of any one of the
                         following groups:

                    1.   Union.

                         -+ Employees who are members of a union are defined as:
                         Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the Employer who are covered pursuant to that agreement are professional employees as defined in section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer, unless the collective bargaining agreement provides for coverage under the Plan.

                                   [X] Elective Deferral Contributions
                                   [X] Matching Contributions
                                   [X] Nonelective Contributions
                                   [ ] Employee Contributions


                    2. Nonresident aliens (within the meaning of Code section 7701(b)(1)(B)) who receive no earned income (within the meaning of Code section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)).

                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document              VII.  ELIGIBILITY REQUIREMENTS
Section
------------------------------------------------------------------------------

                    3. Employees covered by the following designated qualified employee benefit plans:

                         _____________________________________________________

                         _____________________________________________________

                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions
--------------------------------------------------------------------------------
 1.15               E.   The Plan covers Employees whose conditions of
                         employment are mandated under the Davis-Bacon Act.

                              [ ] Yes      [ ] No

--------------------------------------------------------------------------------
Plan Document              VIII.  ENTRY DATE
Section
------------------------------------------------------------------------------

-+ Check the appropriate requirement for Entry Date.
--------------------------------------------------------------------------------
 1.25               A.   Immediately.

                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions
--------------------------------------------------------------------------------

 1.25               B.   The first day of any month.

                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions
--------------------------------------------------------------------------------

 1.25               C.   Quarterly (that is, three months apart) on each:

                         (MM/DD) 02/01, or (MM/DD) 05/0l, or

                         (MM/DD) 08/01, or (MM/DD) 11/01.

                         -+ Fill in dates.

                                   [X] Elective Deferral Contributions
                                   [X] Matching Contributions
                                   [X] Nonelective Contributions
                                   [ ] Employee Contributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document              VIII.  ENTRY DATE
Section
------------------------------------------------------------------------------

 1.25               D.   Semiannually (that is, six months apart) on each:

                         (MM/DD)______,  or (MM/DD) ________.

                    -+ Fill in dates.

                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions
--------------------------------------------------------------------------------
 1.25               E.   Annually, on each (MM/DD) ____________.

                    -+ Fill in date.

                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions
--------------------------------------------------------------------------------

 1.25               F.   The first day nearest to the date(s) selected in B, C,
                         D or E above, whether before or after that date, that the Participant meets the Eligibility Requirements.

                                   [ ] Elective Deferral Contributions
                                   [ ] Matching Contributions
                                   [ ] Nonelective Contributions
                                   [ ] Employee Contributions

                    -+ Allows retroactive entry into the Plan. This may have an effect on various nondiscrimination tests for the Plan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   IX. VESTING
Section
------------------------------------------------------------------------------

 1.76               A.   Vesting Percentage.

                    The Vesting Schedule, based on number of Years or Periods of Service, shall be as indicated below. Indicate the number of the vesting schedule that applies to any Nonelective Contributions, Matching Contributions, and Prior Employer Contributions. The vesting schedules are depicted in 1 through 8, below.

                               Nonelective Contributions are subject to vesting schedule: 8
                                         -

                               Matching Contributions are subject to vesting schedule: 8
                                         -

                               Prior Employer Contributions are subject to vesting schedule: __________

                       1.      Immediately         =           100%

                       2.      0-3 Years           =           0%
                               3 Years             =           100%

                       3.      1 Year              =           20%
                               2 Years             =           40%
                               3 Years             =           60%
                               4 Years             =           80%
                               5 Years             =           100%

                       4.      0-3 Years           =           0%
                               3 Years             =           20%
                               4 Years             =           40%
                               5 Years             =           60%
                               6 Years             =           80%
                               7 Years             =           100%

                       S.      0-2 Years           =           0%
                               2 Years             =           20%
                               3 Years             =           40%
                               4 Years             =           60%
                               5 Years             =           80%
                               6 Years             =           100%

                       6.      0-5 Years           =           0%
                               5 Years             =           100%

                       7.      1 Year              =           25%
                               2 Years             =           50%
                               3 Years             =           75%
                               4 Years             =           100%

--------------------------------------------------------------------------------
Plan Document                   IX. VESTING
Section
------------------------------------------------------------------------------

                       8.  Other. Must be at least as liberal as #4 or #6 above.

                           Less than 3              =         0%
                           3 but greater than 4     =        25%
                           4 but greater than 5     =        50%
                           5 but greater than 6     =        75%
                           6 or more                =       100%
--------------------------------------------------------------------------------
 2A.5(b)            B.   The vesting computation period shall be based on the
                         Employee's service in the:

                         [x] Plan Year           [ ] Employment year

--------------------------------------------------------------------------------
 2A.7, 2A.10        C.   Excluded Years or Periods of Service.

                         The vesting percentage shall be based on all Years of Service (i.e., completing 1000 Hours of Service) or Periods of Service (i.e., Elapsed Time), EXCEPT that the following shall be excluded:

                         Years or Periods of Service:

                         [ ] 1. Prior to the time the Participant attained
                                age 18.

                         [X] 2. During which the Employer did not maintain the
                                plan or predecessor plan.

                         [ ] 3. During which the Participant elected not to
                                contribute to a plan which required Employee
                                Contributions.

                         [ ] 4. Rule of Parity (Elapsed Time).

                                -+ Rule of Parity (Elapsed Time): In the event a reemployed Employee has no vested interest in Employer Contributions at the time the break occurred, and has since incurred 5 consecutive 1-year Breaks-in-Service, and has a Period of Severance which equals or exceeds his prior Period of Service, such prior Service may be disregarded.

                         [ ] 5. Rule of Parity (Hours of Service).

                                -+ Rule of Parity (Hours of Service): Years of Service prior to a Break-in-Service may be disregarded if the participant had no vested interest in Employer Contributions at the time the break occurred, and the Participant has since incurred 5 consecutive 1-year Breaks-in-Service, and the number of consecutive 1-year Breaks-in-Service is at least as great as the Years of Service before the break occurred.

                         [ ] 6. Prior to any 1-Year Break-in-Service until
                                the Employee completes a Year of Service following reemployment.

                         [ ] 7. None of the above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   IX. VESTING
Section
------------------------------------------------------------------------------
 3D.1, 3D.2,     D.      Forfeitures.
 2A.7, 2A.10
                 1.      Forfeitures will occur:

                         [ ] a. Immediately.

                             [ ]   (1) Optional Payback Method.

                             [ ]   (2) Required Payback Method.

                         [ ] b. Upon a 1-Year Break-in-Service.

                             [X]   (1) Optional Payback Method.

                             [ ]   (2) Required Payback Method.

                         [ ] c. Upon 5 consecutive 1-Year Breaks-in-Service.

                2. Forfeitures will be:

                         [ ]  a. Used as an Employer Credit.

                         [X]  b. Reallocated to Participants' Accounts.

                         [ ]  c. Used as an Employer Credit and then, to the
                                 extent any Forfeitures remain, reallocated to Participants' Accounts.

                         -+ If choice IX.D.2.b or c Ls selected and the Plan provides Matching Contributions, the Actual Contribution Percentage (ACP) Test will be affected.

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------

   2C.1(k) (1)      A.   Elective Deferral Contributions

                    1.   Availability/Amount

                         [ ] Not Available under the Plan.

                         [X] Available under the Plan (complete the following).

                             Each Participant MAY elect to have his Compensation actually paid during the Plan Year reduced by:

                                   [ ] a. _______%.

                                   [ ] b. up to _________%.

                                   [ ] c. from _______% to ________%.

                                   [X] d. up to the maximum percentage
                                          allowable, not to exceed the limits
                                          of Code sections 402(g) and 415.

                              -+ Lump sum amounts and/or cash bonuses must be subject to the salary deferral election unless the definition of compensation in Section IV.A.9 has been elected and these amounts have been specifically excluded from that compensation definition. Lump sum amounts and cash bonuses are deferred upon and tested in the Plan Year in which paid.

                    2.   Modification

                         A Participant may change the amount of Elective Deferral Contributions the Participant makes to the Plan (complete a and b):

                         [ ] a. _____ per calendar year (may not be less frequent than once).

                         [X] b.  As of the following date(s) (MM/DD):

                                 02/01
                                 ------------------------------------
                                 05/01
                                 ------------------------------------
                                 08 /01
                                 ------------------------------------
                                 11/01
                                 ------------------------------------

                                 ------------------------------------

                                 ------------------------------------

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------

                    B.   Required Employee Contributions

2C.1(b)             1.   Availability/Amount

                             [ ] Not Available under the Plan.

                             [ ] Available under the Plan and must be made as a
                                 condition of receiving an Employer
                                 Contribution.

                         -+ Required Employee Contributions are NOT AVAILABLE
                            unless Elective Deferral Contributions are available.

                         Required Contributions shall be in the amount of:

                         [ ] a. ___ % of Compensation actually paid during the Contribution Period.

2C.1(k)(1)               [ ]  b. Not less than ____ % nor more than ____ % of
                              Compensation actually paid during the Contribution
                              Period.

                    2.   Modification

                         A Participant may suspend Required Employee
                         Contributions for a minimum period of:

                                [ ]    a. 1 month

                                [ ]    b. 2 months

                                [ ]    c. 3 months

                         -+ The suspension period may be of indefinite duration. A Participant's reentry into the Plan shall be as of the first Entry Date following the end of the suspension period.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------


2C.1                C.   Matching Contributions

                         Availability/Amount

                                [ ] Not Available under the Plan.

                                [X] Available under the Plan (elect one from
                                    option 1 and, if applicable, elect one from option 2).

                         1. [X] a. Matching Contributions SHALL be based upon a
                                   percentage of Considered Net Profits.

                            [ ] b. Matching Contributions SHALL NOT be based
                                   upon a percentage of Considered Net Profits.

                         2. Partnership Plans.

                            [ ] a. The Employer SHALL make Matching
                                   Contributions to Partners.

                                   -+ Matching Contributions to Partners are treated in all respects as Elective Deferral Contributions.

                            [ ] b. The Employer SHALL NOT make Matching
                                   Contributions to Partners.

                         For each $1.00 of either Elective Deferral
                         Contributions or Required Employee Contributions, as selected above, the Employer will contribute and allocate to each Participant's Matching Contribution Account an amount equal to:

                         [X] 1. $1.00 (e.g., $.50).


                         [ ] 2. A discretionary percentage, to be determined by
                                the Employer.

                                -+ If option 2 is elected, the amount of the discretionary percentage should be determined by an annual Board of Directors resolution setting the percentage.

                         [ ] 3. Graded Match.

                                -+ If a or b is elected, the minimum and maximum percentages must be within the parameters of the Elective Deferral election in Section X.A or the Required Employee Contribution election in
                                Section X.B of this Adoption Agreement.

                                -+ Percentages for higher amounts must be lower than the percentages for lower amounts. For example: 100% of the first $500, plus 75% of the next $500, plus 50% of the next $500.

                                [ ] a. Graded based upon the dollar amount of
                                       each Participant's Elective Deferral
                                       Contributions or Required Employee
                                       Contributions as follows:

                                       _____% of the first $_____ plus
                                       _____% of the next  $_____ plus
                                       _____% of the next  $_____ plus
                                       _____% of the next  $_____.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------


                         [ ] b. Graded based upon the percentage of Compensation
                                of each Participant's Elective Deferral
                                Contribution or Required Employee Contribution as follows:

                                _____% of the first _____% plus
                                _____% of the next  _____% plus
                                _____% of the next  _____% plus
                                _____% of the next  _____%.

                         -+ If 3.a or b is elected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

                [ ] 4. Separate specific dollar amounts for different employees (e.g., employees in different job classifications):

                         -+ This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                         $____ (e.g., $.50) to employees in  ______  (fill in)
                         $____ (e.g., $.50) to employees in  ______  (fill in)
                         $____ (e.g., $.50) to employees in  ______  (fill in)
                         $____ (e.g., $.50) to employees in  ______  (fill in)
                         $____ (e.g., $.50) to employees in  ______  (fill in)

                         Additional  Formulas (fill in below):

                         -+ Formulas must be the same type as above.

                         _______

                         _______

                         _______

                         _______



                         -+ If 4 is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------

                   [ ] 5. Different graded matches for different employees
                         (e.g., employees in different job classifications, divisions, organizations, members of a controlled group of corporations, etc.):

                         -+ This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act

                         -+ Percentages for higher amounts must be lower than the percentages for lower amounts. For example: 100% of the first $500, plus 75% of the next $500, plus 50% of the next $500.

                         [ ] a. Graded based upon the dollar amount of Elective
                                Deferral Contributions or Required Contributions of each Participant as follows:

                                Employees in _____ (fill in)

                                _____% of the first $_____ plus
                                _____% of the next $______ plus
                                _____% of the next $_____ plus
                                _____% of the next $_____.

                                Employees in _____ (fill in)

                                _____% of the first $_____ plus
                                _____% of the next $______ plus
                                _____% of the next $_____ plus
                                _____% of the next $_____.

                                Employees in _____ (fill in)

                                _____% of the first $_____ plus
                                _____% of the next $______ plus
                                _____% of the next $_____ plus
                                _____% of the next $_____.

                                Additional Formulas (fill in below):

                                -+ Formulas must be the same type as above.

                                _______

                                _______

                                _______

                                _______

                                _______



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------


                  [ ] b. Graded based upon the percentage of compensation
                         of the Elective Deferral Contributions or Required Contributions of each Participant as follows:

                         -+ This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                         -+ Matching percentages for higher compensation percentages must be lower than matching percentages for lower compensation percentages. For example: 100% of the first 3%, plus 75% of the next 2%, plus 50% of the next 2%.

                                Employees in _____ (fill in)

                                _____% of the first _____% plus
                                _____% of the next _____% plus
                                _____% of the next _____% plus
                                _____% of the next _____%.

                                Employees in _____ (fill in)

                                _____% of the first _____% plus
                                _____% of the next _____% plus
                                _____% of the next _____% plus
                                _____% of the next _____%.

                                Employees in _____ (fill in)

                                _____% of the first _____% plus
                                _____% of the next _____% plus
                                _____% of the next _____% plus
                                _____% of the next _____%.

                                Additional Formulas (fill in below):

                                -+ Formulas must be the same type as above.

                                _______

                                _______

                                _______

                                _______

                                _______


                         -+ If 5.a or b is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

--------------------------------------------------------------------------------
                                      -23-

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------


                         The Elective Deferral or Required Employee
                         Contributions, upon which Matching Contributions are made by the Employer, shall not exceed:

                         [ ] 1. $_______ for the Plan Year.

                         [X] 2. 2% of Participant's Compensation for the
                                Contribution Period.

                         [ ] 3. N/A.

                         True-Up Contributions:

                         The Employer may/may not contribute a True-Up Contribution for each Participant at the end of the Plan Year so that the total Matching Contribution for each Participant is calculated on an annual basis.

                                        [ ] May     [X] May not

                         Additional Matching Contributions:

                         In addition, at the end of the Plan Year, the Employer may contribute Additional Matching Contributions to be allocated in the same proportion that the Matching Contribution made on behalf of each Participant during the Plan Year bears to the Matching Contribution made on behalf of all Participants during the Plan Year.

                                          [ ] Yes    [X] No


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------


 2C.1               D.   Nonelective Contributions

                         -+ If you choose to make a Nonelective Contribution, each Employee eligible to participate in the Plan and who satisfies the Annual Allocation Requirement of
                         Section XII.A or XII.B MUST be given an allocation, regardless of whether they make Elective Deferral Contributions.

                         Availability/Amount

                              [ ] Not Available under the Plan.

                              [X] Available under the Plan (complete the
                                  following).

                         The Contribution for each Contribution Period shall be:

                         [ ] 1. _____% of Considered Net Profits.

                         [ ] 2. _____% of Compensation of each Participant.

                         [ ] 3. The Employer will contribute an amount equal to
                                $______ for each Participant.

                         [X] 4. Discretionary.

                         -+ If option 4 is elected, the amount of the discretionary contribution should be determined by an annual Board of Directors resolution setting a fixed amount of contribution or a formula by which a fixed amount can be determined.

                         [ ] 5. The Employer will contribute an amount equal to
                                $____ /hour or unit of each Participant
                                (indicate dollar or cents amount).

                         -+ Option 5 may be chosen ONLY for Employees who are subject to a Collective Bargaining Agreement.

                         [ ] 6.  ___% of Considered Net Profits to ____(fill in)
                                 ___% of Considered Net Profits to ____(fill in)
                                 ___% of Considered Net Profits to ____(fill in)
                                 ___% of Considered Net Profits to ____(fill in)
                                 ___% of Considered Net Profits to ____(fill in)

                         -+ Fill in job classification.

--------------------------------------------------------------------------------
                                      -25-

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------


                         Additional Formulas (fill in below):

                         -+ Formulas must be the same type as above.

                         ______________________________________________________

                         ______________________________________________________

                         ______________________________________________________



                         [ ] 7. ___% of Compensation to each Participant in ____
                               (fill in)
                                ___% of Compensation to each Participant in ____
                               (fill in)
                                ___% of Compensation to each Participant in ____
                               (fill in)
                                ___% of Compensation to each Participant in ____
                               (fill in)
                                ___% of Compensation to each Participant in ____
                               (fill in)

                         -+ Fill in job classiflcation.

                         Additional Formulas (fill In below):

                         -+ Formulas must be the same type as above.

                         ______________________________________________________

                         ______________________________________________________

                         ______________________________________________________

                         ______________________________________________________

                         -+ Options 6 and 7 may be selected ONLY when a Plan covers Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                         -+ If option 6 or 7 is selected, subsection A.1 (Compensation to Compensation allocation) MUST be chosen in Section XIII, "Allocation of Contributions."

                         -+ If options 6 or 7 is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

                         Nonelective Contributions shall/shall not be based on Considered Net Profits.

                         -+ "Shall" must be chosen if option 1 is selected.

                                 [X] Shall      [ ] Shall not

--------------------------------------------------------------------------------
                                      -26-

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------
 2C.1(b)       E.   Voluntary Employee Contributions

                    Availability/Amount

                    [X] Not Available under the Plan.

                    [ ] Available under the Plan (complete the following).

                         [ ] Voluntary Employee Contributions SHALL be permitted
                             up to ____% of Compensation actually paid during the Plan Year.

                         [ ] Voluntary Employee Contributions made in a Lump Sum
                             SHALL be permitted.

                    -+ Voluntary Employee Contributions are NOT AVAILABLE unless Elective Deferral Contributions are available.

--------------------------------------------------------------------------------
2C.3           F.   Rollover Contributions

                    Availability

                    [X] 1. Rollover Contributions out of the Plan are always
                           available.

                           [X] Cash only.

                           [ ] Cash and Loan Notes from this and/or a prior
                               plan.

                    [X] 2. Rollover Contributions into the Plan:

                            [ ] Not Available under the Plan.

                            [X] Available under the Plan (complete the
                                following).

                                Cash Only or Cash and Loan Notes:

                                 [X] Cash only.

                                 [ ] Cash and Loan Notes from prior plan.

                                Rollover contributions into the Plan may be
                                made by:

                                 [ ] Both eligible Employees and Employees who
                                     would be eligible except they do not yet meet the Plan's age and/or service requirement.

                                 [X] Eligible Employees only.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                   X. CONTRIBUTIONS
Section
------------------------------------------------------------------------------

7B.8, 7B.9     G.   Transfers of Account Balances

                    Availability

                    [X] 1. Transfers of account balances out of the Plan are
                           always available.

                    [X] 2. Transfers of Account Balances into the Plan:

                            [ ] Not Available under the Plan.

                            [X] Available under the Plan.

--------------------------------------------------------------------------------
Plan Document                   XI. CONTRIBUTION PERIOD
Section
------------------------------------------------------------------------------

 1.14          A.   The regular Contribution Period (by contribution type) shall be:

               -+ For 1 and 2 below, "Other" Contribution Period may not be longer than annual, but may be shorter than 4-weekly.

               -+ For 3 below, "Other" Contribution Period may not be longer than monthly, but may be shorter than 4-weekly.

                    1.   Matching Contributions:

                           [ ] Annual      [ ] 4-Weekly

                           [ ] Monthly     [X] Other (specify) weekly.

                    2.   Nonelective Contributions:

                           [X] Annual      [ ] 4-Weekly

                           [ ] Monthly     [ ] Other (specify) ______.

                    3. Elective Deferral Contributions, Required Employee Contributions, and/or Voluntary Employee Contributions:

                    -+ Annual contribution period is not available for contributions in #3.

                           [ ] Monthly     [ ] 4-Weekly

                           [X] Other (specify) weekly.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document              XII.  ALLOCATION OR CONTRIBUTIONS
Section
------------------------------------------------------------------------------

 2C.1 (f)      A.   Allocation Formula for Nonelective Contribution

                    Complete the following ONLY if Section X.D is 1, 4, 6 or 7.

                    -+ If Section X.D is 6 or 7, the Compensation to Compensation allocation formula (1 below) must be chosen.

                    The Nonelective Contribution will be allocated to Participants who meet the requirements of Section XII.B or C as follows:

                    [X] 1. Compensation to Compensation:

                           In the same ratio as each Participant's Compensation bears to the total Compensation of all Participants.

                    [ ] 2. Integrated with Social Security:

                           a. Choose one of the following methods:

                              [ ] Step-Rate Method

                                  For each Plan Year, the Employer will
                                  contribute an amount equal to ___% of each Participant's Compensation up to the Social Security Integration Level, plus _______% of each Participant's Compensation in excess of the Social Security Integration Level. However, in no event will the Excess Contribution percentage exceed the amount specified in Section 2C.1(f)(2)(B) of the Plan.

                              [ ] Maximum Disparity Method

                                  For each Plan Year, the Employer's Nonelective Contribution shall be allocated in the manner stated in Section 2C.1(f)(3) of the Plan in order to maximize permitted disparity.

                           b. Social Security Integration Level:

                              [ ] i. $___ (not to exceed the Social Security Taxable Wage Base).

                              [ ] ii. The Social Security Taxable Wage Base in effect on the first day of the Plan Year.

                              [ ] iii. ___% of the Social Security Taxable Wage
                                       Base (not to exceed 100%).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document              XII.  ALLOCATION OF CONTRIBUTIONS
Section
------------------------------------------------------------------------------

 2C.1(g)       B.   Annual Allocation Requirements

                    An allocation of the annual Nonelective Contribution, annual Matching Contribution, and/or Additional Matching Contribution made by the Employer will be made to each Participant who:


                    [ ] 1. Is a Participant on ANY day during the Plan Year
                           regardless of Service credited during the Plan Year.

                    [ ] 2. Is credited with a Year of Service in the Plan Year for which the contribution is made.

                    [ ] 3. Is a Participant on the last day of the Plan Year.


                    [X] 4. Is credited with a Year of Service in the Plan Year for which the contribution is made and is a Participant on the last day of the Plan Year.


                    In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies or becomes disabled during the Plan Year, regardless of the number of Hours of Service credited to such Participant and regardless of whether such Participant is a participant on the last day of the Plan Year.


                         Annual Nonelective Contribution    [ ] Yes  [ ] No
                         Annual Matching Contribution       [ ] Yes  [ ] No
                         Additional Matching Contribution   [ ] Yes  [ ] No

--------------------------------------------------------------------------------

 2C.1(g)        C.  Nonannual Allocation Requirement


                    An allocation of the nonannual Matching Contribution or nonannual Nonelective Contribution made by the Employer will be made to each Participant who:


                    [X] 1. Is a Participant on any day of the Contribution
                           Period.


                    [ ] 2. Is a Participant as of the last day of the
                           Contribution Period.


                    In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies, or becomes disabled during the Contribution Period, regardless of whether such Participant is a Participant as of the last day of the Contribution Period.


                       Nonannual Nonelective Contribution  [ ] Yes  [ ] No
                       Nonannual Matching Contribution     [ ] Yes  [ ] No


--------------------------------------------------------------------------------
                                      -30-

--------------------------------------------------------------------------------
Plan Document              XIII.  LIMITATIONS ON ALLOCATIONS
Section
------------------------------------------------------------------------------
  4B             A. If any Participant is covered by another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype plan:

                 -+ Complete part A if you: (1) maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could be, a participant; or (2) maintain a Code section 415(l)(2) individual medical account, for which amounts are treated as Annual Additions for any Participant in this Plan.

                    [X] 1. N/A. The Employer has no other defined
                           contribution plan(s).

                    [ ] 2. The provisions of Section 4B.5 of the Plan will
                           apply, as if the other plan were a Master or Prototype plan.

                           __________

                           __________

--------------------------------------------------------------------------------
 4B               B. If any Participant is or ever has been a Participant in a qualified defined benefit plan maintained by the Employer:

                    -+ Complete part B if you maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could be a participant.

                    [X] 1. N/A. The Employer has no defined benefit plan(s).

                    [ ] 2. In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's account during such year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fraction equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants according to the Plan's allocation formula. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4B.4 of the Plan.

                    [ ] 3. Provide the method under which the Plan
                           involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                           __________

                           __________

--------------------------------------------------------------------------------
Plan Document              XIII.  LIMITATIONS ON ALLOCATIONS
Section
------------------------------------------------------------------------------

              C.   Compensation will mean all of each Participant's:

              -+ Everyone must complete Section C. If option 1, 2, or 3 was selected in Section IV.A., you must make the same selection here.

4B.1(b)(1)          [ ] 1. Wages, Tips, and Other Compensation Box on Form W-2.

4B.1(b)(2)          [X] 2. Section 3401(a) wages.

4B.1(b)(3)          [ ] 3. 415 safe-harbor compensation.

--------------------------------------------------------------------------------
4B.1(h)       D. The Limitation Year shall be:

              -+ Everyone must complete Section D.

                    [ ] 1. The Calendar Year.

                    [X] 2. The 12-month period coinciding with the Plan Year.

                    [ ] 3. The 12-month period beginning on (MM/DD): ________

--------------------------------------------------------------------------------
Plan Document         XIV.  INVESTMENT OF PARTICIPANTS ACCOUNTS
Section
------------------------------------------------------------------------------

 5A.1     A.   The Participant shall/shall not have the authority to direct the
               Investment of Contributions made by the Employer.

                         [X] Shall           [ ] Shall Not

--------------------------------------------------------------------------------
 5A.1     B.   If SHALL is elected above, complete the following.

               Those having authority to direct the investment of the Participant's Account are (choose all that apply):

               [X] 1. Participants who are active Employees.

               [X] 2. Participants who are former employees and continue to maintain an account in the Plan or Trust.

               [X] 3. Beneficiaries.

               [X] 4. Alternate Payees.

--------------------------------------------------------------------------------
Plan Document                      XV. LIFE INSURANCE
Section
------------------------------------------------------------------------------

 5B.1    A.   Available as a Participant investment:

              [ ] Yes       [X] No

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document                      XV. LIFE INSURANCE
Section
------------------------------------------------------------------------------

          B.   If yes is elected above, Life Insurance shall be available to:

               [ ] 1. All Participants.

               [ ] 2. Only to the specified group of Participants (fill in below):

                      _______________________________________________________

                      _______________________________________________________

                      _______________________________________________________


               -+ If subsection 2 is checked, separate nondiscrimination testing will be required.

--------------------------------------------------------------------------------
Plan Document                 XVI. EMPLOYER STOCK
Section
------------------------------------------------------------------------------

-+ Before electing Employer Stock as an investment option, you should consult your legal counsel on any federal or state securities law requirements arising from offering Employer Stock as an investment option under your Plan and whether use of this document Ls appropriate for you under those laws. Neither Connecticut General Life Insurance Company nor any of its employees can advise you on these matters.

--------------------------------------------------------------------------------

1.45      A.   Investment in Employer Stock is:

                         [ ] Permitted.

                         [ ] Not Permitted.

               -+ You must complete the following subsections B and C if investment in Employer Stock is permitted and Participants have the authority to direct the investment of Employer Contributions.

--------------------------------------------------------------------------------

1.45      B.   Investment in Employer Stock within the Plan by officers or directors of the Employer or by an individual who owns more than 10% of the Employer's Stock is:

                         [ ] Permitted.

                         [ ] Not Permitted.

--------------------------------------------------------------------------------

1.45      C.   The Trustee:

               [ ] 1. Will vote the shares of the Employer Stock.

               [ ] 2. Will vote the shares of the Employer Stock in
                      accordance with any instructions received by the Trustee from the Participant.

               -+ Option 2 must be selected if CG Trust Company is the Trustee.

               [ ] 3. May request voting instructions from the Participants.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document         XVII.  WITHDRAWALS PRECEDING TERMINATION
Section
------------------------------------------------------------------------------

-+ Complete only the sections for the type of contributions in your plan.

3E.1(a)        A.   Withdrawal of Required Employee Contributions.

               -+ Withdrawal may be for any reason.

                  [ ] Not Available under the Plan.

                  [ ] Available under the Plan.

                           If available, Required Employee Contributions may be withdrawn:

                               [ ] Once each 6 months.

                               [ ] Once each 12 months.

                               [ ] Other (specify) ______.

                           The Contribution suspension period following a withdrawal of Required Employee Contributions shall be:

                           -+ You must choose one of the suspension periods shown. Related Employer Contributions will be suspended for the same period.

                               [ ] 6 Months.

                               [ ] 12 Months.

                               [ ] 24 Months.
--------------------------------------------------------------------------------
3E.1(b)        B.   Withdrawal of Voluntary Employee Contributions.

               -+ Withdrawal may be for any reason.

                      [ ] Not Available under the Plan.

                      [ ] Available under the Plan.

                           If available, Voluntary Employee Contributions may be withdrawn:

                                [ ] Once each 6 months.

                                [ ] Once each 12 months.

                                [ ] Other (specify) ______________.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document         XVII.  WITHDRAWALS PRECEDING TERMINATION
Section
------------------------------------------------------------------------------

               C.   Withdrawal of Elective Deferral Contributions.

                    [ ] Not Available under the Plan.

                    [X] Available under the Plan.

                           If available, select the conditions for withdrawal:

3E.2                         [X] Withdrawal upon Participant's attainment of
                                 age 59 1/2.

3E.5                         [X] Withdrawal for Serious Financial Hardship.

                           -+ If a Participant makes a withdrawal of Elective Deferral Contributions due to a Serious Financial Hardship, the Participant must be suspended from making any additional Elective Deferral Contributions for a period of 12 months.

--------------------------------------------------------------------------------

               D. Withdrawal of Employer Contributions (Matching, Nonelective and/or Prior Employer Contributions).

                                 [ ] Not Available under the Plan.

                                 [X] Available under the Plan.

                    -+ If Prior Employer Contributions are money purchase plan contributions, they may not be withdrawn.

                          If available, select the conditions for withdrawal:

3E.3

                           [X] 1. Withdrawal upon Participant's attainment of
                                   age 59 1/2.

                                   Available from:

                                   [X] a. Matching Contributions.

                                   [X] b. Nonelective Contributions.

                                   [ ] c. Prior Employer Contributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document         XVII.  WITHDRAWALS PRECEDING TERMINATION
Section
------------------------------------------------------------------------------
 3E.3         [ ] 2.   Withdrawals to active Participants who have been
                       Participants for a minimum of 60 consecutive months.

                       Available from:

                       [ ] a. Matching Contributions.

                       [ ] b. Nonelective Contributions

                       [ ] c. Prior Employer Contributions.

                       Frequency of withdrawal:

                             [ ] Once each 6 months.
                             [ ] Once each 12 months.
                             [ ] Other (specify) ________.

                       Suspension Period following withdrawal:

                             [ ] N/A.
                             [ ] 6 months.
                             [ ] 12 months.
                             [ ] 24 months

3E.4          [ ] 3. Withdrawal for Serious Financial Hardship.

                             Available from:

                             [X] a. Matching Contributions.

                             [X] b. Nonelective Contributions.

                             [ ] c. Prior Employer Contributions.

                    Prior Employer Contributions:

                    Prior Employer Contributions are contributions made to the Plan by the Employer prior to the Plan's original conversion and/or restatement on (fill in date).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document         XVII.  WITHDRAWALS PRECEDING TERMINATION
Section
------------------------------------------------------------------------------

3E.6           E.   Withdrawal of Rollover Contributions:

                       [ ] Not Available under the Plan.

                       [X] Available under the Plan.

                           If available, Rollover Contributions may be withdrawn:

                               [ ] Once per Plan Year.

                               [ ] Every 6 Months.

                               [ ] Every 3 Months.

                               [ ] Every Month.

                               [X] Anytime.
--------------------------------------------------------------------------------
3E.6           F.   Withdrawal of Qualified Voluntary Employee Contributions
                    (QVEC Contributions)

               -+ Applicable only if this is a readoption of an existing plan. If selected, Contributions may be withdrawn for any reason.

                       [ ] Not Available under the Plan.

                       [ ] Available under the Plan.

                           If available, Qualified Voluntary Employee
                           Contributions may be withdrawn:

                                [ ] Once per Plan Year.

                                [ ] Every 6 Months.

                                [ ] Every 3 Months.

                                [ ] Every Month.

                                [ ] Anytime.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document         XVII.  WITHDRAWALS PRECEDING TERMINATION
Section
------------------------------------------------------------------------------

3E.1(c)        G.   Withdrawal of Prior Required Employee Contributions.

               -+ Withdrawal may be for any reason.

                     [ ] Not Available under the Plan.

                     [ ] Available under the Plan.

                           If available, Prior Required Employee Contributions may be withdrawn:

                                     [ ] Once each 6 months.

                                     [ ] Once each 12 months.

                                     [ ] Other (specify)________.

               Prior Required Employee Contributions are posttax contributions made by Employees in order to receive an Employer contribution and which were made before the Plan's original conversion and/or restatement on _____________ (fill in date).

--------------------------------------------------------------------------------
3E.1(d)        H.   Withdrawal of Prior Voluntary Employee Contributions.

               -+ Withdrawal may be for any reason and may be taken at any time.

                         [ ] Not Available under the Plan.

                         [ ] Available under the Plan.

               Prior Voluntary Employee Contributions are voluntary
               contributions made by Employees prior to these types of
               contribution being eliminated as a plan option on ____________
               (fill in date).
--------------------------------------------------------------------------------
Plan Document              XVIII. LOANS TO PARTICIPANTS,
Section                BENEFICIARIES AND PARTIES-IN-INTEREST
------------------------------------------------------------------------------
5C             A.   Loans are permitted.

                    [X] Yes

                    -+ If yes, Plan must be trusteed

                    [ ] No

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document              XVIII. LOANS TO PARTICIPANTS,
Section                BENEFICIARIES AND PARTIES-IN-INTEREST
------------------------------------------------------------------------------
5C            B.   Loans are available only from the following sources:

              -+ Qualified Voluntary Employee Contributions (QVEC Contributions) may not be taken in a loan.

                        [X] All Sources.

                        [ ] List Sources:

                        ____________________________________________________

                        ____________________________________________________

                        ____________________________________________________

--------------------------------------------------------------------------------
Plan Document             XIX. RETIREMENT AND DISABILILTY
Section
------------------------------------------------------------------------------
 1.40           A.   Normal Retirement Age is:

                [X] 1. The date the Participant attains age 65 (not to
                       exceed 65).

                [ ] 2. The later of:

                    a. The date the Participant attains age ___ (not to exceed
                       65), or

                    b. The ____________ (not to exceed 5th) anniversary of the
                       Participation Commencement Date.

                    -+ Note regarding 2.b above: If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the Participation Commencement Date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The Participation Commencement Date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document             XIX. RETIREMENT AND DISABILILTY
Section
------------------------------------------------------------------------------

1.18           B.   Early Retirement by Participants

                    1.   Early Retirement by Participants is:

                         [X] a. Not Permitted.

                         [ ] b. Permitted. Subject to the following
                                conditions:

                                [ ] i.   Age ___ (not to exceed 65).

                                [ ] ii.  Years of Service _____.

                                [ ] iii. Age ___ (not to exceed 65) and
                                         ____ Years of Service.

                                [ ] iv. Age ___ (not to exceed 65) and ___Years of Participation.

--------------------------------------------------------------------------------
1.16       C.  Disability

               1. The Employer shall/shall not make contributions on behalf of disabled Participants who are Nonhighly Compensated Employees on the basis of the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled.

                              [ ] Shall      [X] Shall Not

               -+ All such contributions are 100% vested and nonforfeitable when made.


--------------------------------------------------------------------------------
Plan Document             XX. DISTRIBUTION OF BENEFITS
Section
------------------------------------------------------------------------------

3A.1           A.   Distribution of benefits should be in the form of (check all that apply):

                    [X] 1. Single Sum.

                    [X] 2. Life Annuity.

                    [ ] 3. Installment Payments.

                    [ ] 4. Installment Refund Annuity.

                    [ ] 5. Employer Stock, to the extent the Participant
                           is invested therein.

--------------------------------------------------------------------------------

               B.   Distribution Timing

                    [ ] 1. All Participants may elect to defer their
                           distributions.

                    [X]  2. Participants who terminate employment and whose
                            account balances never exceeded $3,500 shall receive an immediate, lump sum cash distribution.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Plan Document             XX. DISTRIBUTION OF BENEFITS
Section
--------------------------------------------------------------------------------

          C.   Expenses - Deferred Participants.

               1. Participants who elect to defer distribution of their benefits shall/shall not pay for all fees associated with administration of their deferral payment.

                            [X] Shall     [ ] Shall Not


--------------------------------------------------------------------------------
Plan Document       XXI. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY
Section
--------------------------------------------------------------------------------

3C.4      The Qualified Preretirement Survivor Annuity shall be:

          -+ 100% is required for Plans allowing only single sum distributions.

                [X] 100% to the surviving spouse.

                [ ] 50% to the surviving spouse.

--------------------------------------------------------------------------------
Plan Document              XXII. AMENDMENT TO THE PLAN
Section
------------------------------------------------------------------------------

7B            A. The party having the authority to amend the Adoption Agreement is the:

                 [ ] 1.  Trustee(s).

                 -+ Trustee(s) cannot be chosen if the Trustee is CG Trust

                 [X] 2. Plan Administrator.

                 [ ] 3. Plan Committee.

                 [ ] 4. Designated Representative of the Employer.

--------------------------------------------------------------------------------
Plan Document             XXIII.  TOP-HEAVY PROVISIONS
Section
------------------------------------------------------------------------------

7A.1(i)        A.   Method to be used to avoid duplication of Top-Heavy Minimum benefits when a non-Key Employee is a Participant in both this Plan and a defined benefit plan maintained by the Employer (select one response):

                    [X] 1. N/A. The Employer has no other plan(s).

                    [ ] 2. Single Plan Minimum Top-Heavy Allocation. A
                           minimum Top-Heavy contribution will be allocated to each non-Key Employee's Participant Account in an amount equal to:

                           [ ] a. The lesser of 3% of Compensation or the
                                  highest percentage allocated to any Key
                                  Employee.

                           [ ] b. _____% of Compensation (must be at least 3%).

                      [ ] 3. Multiple Plans Top-Heavy Allocation. In
                             order to satisfy Code sections 415 and 416, and because of the required aggregation of multiple plans, a minimum Top-Heavy contribution will be allocated to each non-Key Employee in an amount equal to:

                           [ ] a. Not Applicable. No other plan was in existence
                                  prior to the Effective Date of this Adoption
                                  Agreement.

                           [ ] b. 5% of Compensation, to be provided in a
                                  defined contribution plan of the Employer.

                           [ ] c. 7 1/2% of Compensation, to be nonintegrated,
                                  and provided in this Plan.

                           -+ If c is chosen, for all Plan Years in which this Plan is Top-Heavy (but not Super Top-Heavy), the Defined Benefit and Defined Contribution fractions shall be computed using 125%.

                       [ ] 4. Enter the name of the plan(s) and specify the
                           method under which the plan(s) will provide Top-Heavy Minimum Benefits to non-Key Employees [include any adjustments required under Code section 415(e)]:

                           ____________________________________________________


                           ____________________________________________________



                    -+ If 4 is selected, the method specifled must preclude Employer discretion and inadvertent omissions.

--------------------------------------------------------------------------------
Plan Document              XXIII.  TOP-HEAVY PROVISIONS
Section
------------------------------------------------------------------------------

7A.1           B.   Present Value: In order to establish the present value to
                    compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest, based on:

               -+ Complete B only if response to A is 2, 3, or 4. Fill in all blanks.

                        [ ] 1. Interest Rate ______%

                        [ ] 2. Mortality Table ______.

                        [ ] 3. Valuation Date ______.

--------------------------------------------------------------------------------

7A.2           C.   Where a non-Key Employee is a Participant in this and
                    another defined contribution plan(s) of the Employer, choose which plan will provide the minimum Top-Heavy contribution:

                        [X] 1. N/A.  The Employer has no other plan.

                        [ ] 2. The minimum allocation will be met in this Plan.

                        [ ] 3. The minimum allocation will be met in the
                               other defined contribution plan. Enter the name of the plan:

                                ________________________________________________

--------------------------------------------------------------------------------
7A.3           D.   Top-Heavy Vesting Schedule. In the event the plan becomes
                    Top-Heavy, the vesting schedule shall be:

               -+ Must meet one of the schedules below and must be at least as liberal as the vesting schedule elected in Section IX.A.

                    [ ] 1. 100% vesting after ___ (not to exceed 3) years of
                           Service.

                    [X] 2. 0% vesting after 1 Year of Service

                           20% (not less than 20) vesting after 2 Years of Service

                           40% (not less than 40) vesting after 3 Years of Service

                           60% (not less than 60) vesting after 4 Years of Service

                           80% (not less than 80) vesting after 5 Years of Service

                           100% vesting after 6 Years of Service

                    [ ] 3. Same vesting schedule(s) as elected in Adoption
                           Agreement Section IX (already meets Top-Heavy minimum vesting requirements).

               -+ If the vesting schedule under the Plan shifts into the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election provisions in Section 7B.1 of the Plan shall apply.

               -+ The Top-Heavy vesting schedule will remain in effect even if the Plan ceases to be Top Heavy.

--------------------------------------------------------------------------------
Plan Document              XXIV. OTHER ADOPTING EMPLOYER
Section
------------------------------------------------------------------------------

6E.1, 6E.2     A.   The following Adopting Employer(s) also adopt this plan and have executed this Adoption Agreement:

               -+ Fill in below the names and the Employer Identification Numbers (EINs) of Adopting Employers.

               -+ Must meet requirements of Plan definition of Employer, Plan
               Section 1.24.

               ________________________________________

               ________________________________________

               ________________________________________


--------------------------------------------------------------------------------

The Employer hereby adopts the Connecticut General Life Insurance Company Defined Contribution Prototype Profit Sharing/Thrift Plan with 401(k) Feature, including all elections made in this Non-Standardized Adoption Agreement, and the Employer agrees to be bound by all the terms of the Plan and by all the terms of this Adoption Agreement and of the Annuity Contract. The Employer further agrees that it will furnish promptly all information required by the Trustee, if applicable, the Plan Administrator and the Insurance Company in order to carry out their functions. The Employer shall notify the Trustee, if applicable, the Plan Administrator and the Insurance Company promptly of any changes in the status of the Employer which might affect the Employer's duties and responsibilities hereunder.

The elections under this Adoption Agreement may be changed by the Employer from time to time by a written instrument signed by the Employer, the Plan Administrator and the Trustee, if applicable, and accepted by the Plan Sponsor. The Employer consents to the exercise by the Plan Sponsor of the right to amend the Plan and the Annuity Contract from time to time as it may deem necessary or advisable.

By signing this Adoption Agreement, the Employer specifically acknowledges that the Insurance Company has no authority: (1) to answer legal questions and that all such questions shall be answered by legal counsel for the Employer; and (2) to make determinations involved in the administration of the Plan and that all such determinations shall be answered by the Employer's Plan Administrator or other designated representative.

Upon execution of this Adoption Agreement by the Employer, the Plan shall be effective with respect to that Employer as of the Effective Date specified herein, provided the Plan Administrator and the Trustee, if applicable, shall then or thereafter execute this Adoption Agreement to signify their acceptance of their duties and responsibilities hereunder and provided further, the Plan Sponsor will indicate its acceptance of the Employer in accordance with its usual rules and practices.

The Adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Internal Revenue Code section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a determination letter.

Connecticut General Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of such Plan.

CAUTION: You should very carefully examine the elections you have made in this Adoption Agreement and discuss them with your legal counsel. Failure to properly fill out the Adoption Agreement may result in disqualification of your plan. This Adoption Agreement may only be used in conjunction with Basic Plan Document Number 03.

(Note: The Employer, Plan Administrator and Trustee, if applicable, must all sign below.)

Executed at 10:35 am this 14th day of August, 1997


          Employer's Exact Name: Central Castings Corporation

Witness: Linda M. Guba                     By: Jennifer R. Cemimi
                                           ----------------------
                                           Title: Secretary



           Additional Adopting Employer's Exact Name:        N/A

Witness:______________________________   By: __________________________________

                                         Title: _______________________________

                      Additional Adopting Employer's Exact Name:       N/A
Witness:______________________________   By: __________________________________

                                         Title: _______________________________


                      Additional Adopting Employer's Exact Name:     N/A
Witness:______________________________   By: __________________________________

                                         Title: _______________________________


                      Additional Adopting Employer's Exact Name:        N/A
Witness:______________________________   By: __________________________________

                                         Title: _______________________________


ACCEPTED this 14th day of August 1997

                               By (Plan Administrator):
Witness: Dion Messa

Witness:                       By (Plan Administrator):

Witness:                       By (Plan Administrator):

Witness: Dion Messa            By (Trustee): X X X X X X X
                                             --------------

Witness: Dion Messa            By (Trustee): X X X X X X X
                                             --------------

Witness: Dion Messa            By (Trustee): X X X X X X X
                                             --------------

ACCEPTED this ____ day of ______________ 19__.

                         CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                         By (Authorized Representative): _______________________

 (5307)    Application for Determination for Adopters of       SAN 50030
(Rev 3/96  Master or Prototype, Regional Prototype or Volume   OMB No. 1545-0200
                           Submitter Plans                     For IRS Use Only
                                                               File folder +
                                                               Case number +
Department of the Treasury
Internal Revenue Service
        (Under sections 401 (a) and 501 (a) of the Internal Revenue Code)
          You must attach user fee and Schedule Q to this application.
                         (See What To File.)
--------------------------------------------------------------------------------
You must file both the substitute OCR data sheet and page 1 of this application. The OCR data sheet is read by the computer and all the information filled in must be typed in either 10 pitch type, Elite type, Courier 12 type, or Titan 12 type. Review the Procedural Requirements Checklist on page 4 before submitting this application.
--------------------------------------------------------------------------------

la Name of plan sponsor (employer if single employer plan)                      lb Employer identification number
   Central Casting Corporation                                                     63-1121596

   Number, street, and room or suite no. (If a P.O. box, see instructions.)     1c Employer's tax year ends-Enter(MM)
   2660 Old Gadsen Highway

   City                        State                      ZIP code              1d   Telephone number
       Anniston                  AL                         36206                    (205) 238-0579

2 Person to be contacted if more information is needed. (See Instructions.)
(If the same as line la, leave blank. Complete even if a Power of Attorney is attached.)

Name
James D. Link

Number, street, and room or suite no. (If a P.O. box, see instructions.)
451 N. Cannon Avenue

   City                        State                      ZIP code              Telephone number
     Lansdale                    PA                         19446               (215) 362-0700

3a Determination requested for (enter applicable number(s) at left and fill in required information.) (See instructions.)

[1] Enter 1 for Initial Qualification -- Date plan signed .........................__________________

[ ] Enter 2 for a request aftr Initial Qualification

Date amendment signed _________________________ Date amenment effective ____________________________

[ ] Enter 3 for Standardized Plans (See insturction)

b. Has the plan received a determination letter? (Submit a copy of the latest letter if one
   was ever received.) .....................................................................   Yes [ ]      No [X]

   If 3b is no, were required amendments made retroactively effective?......................   Yes [ ]      No [X]

c. Have interested parties been given the required notification of this application?........   Yes [X]      No [ ]

d. Does the plan have a cash or deferred arrangement, or employee or matching
   contribution (section 401(k) or (m))?....................................................   Yes [X]      No [ ]

4a Name of plan:
   Central Casting Corporation 401(k) Profit Sharing Plan

   [001]  b Enter plan number (3 digits)                1997                d Enter year plan originally effective

   [1031] c Enter date plan-year ends (MMDD)            [____]              e Enter number of participants in plan

5a If this is a defined benefit plan, enter the appropriate number in box at left.

            [ ]  Enter 1 for unit benefit                        Enter 3 for flat benefit
                 Enter 2 for fixed benefit                       Enter 4 for other (Specify) ________________________

 b If this is a defined contribution plan, enter the appropriate number in box at left.

     [1]         Enter 1 for profit sharing                      Enter 4 for target benefit
                 Enter 2 for stock bonus                         Enter 5 for other (Specify) ________________________
                 Enter 3 for money purchase

6a Is the employer a member of an affiliated service group?

     [ ]         Enter 1 if "Yes" and see the instructions       Enter 2 if "No"

 b Is the employer a member of a controlled group of corporations or a group of trades or businesses under common control?

     [ ]         Enter 1 if "Yes" and see the instructions       Enter 2 if "No"

7 Enter type of adopter.

     [1]         Enter 1 if a master or prototype plan           Enter 3 if a District approved volume submitter plan
                 Enter 2 if a regional prototype plan

8 Enter type of plan.
     [5]         Enter 1 if governmental plan                    Enter 3 if collectively bargained plan            Enter 5 if other
                 Enter 2 if nonelecting church plan              Enter 4 if section 412(i) plan

___________________________________________________________________________________________________________________________________
Under penalties of perjury, I declare that I have examined this application, including accompanying statements, and to the best of my knowledge and belief it is true, correct, and complete.


Signature +                           Title +                               Date +
-----------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see page 1 of separate instructions.                                      Form 5307 (Rev. 3-96)


Form 5307 (Rev. 3-96)                                                     Page 2
--------------------------------------------------------------------------------

                                                                                      Yes             No

9a   Do you maintain any other qualified plan(s)? (See instructions.) ...........
     If "No," skip to line 9d.

 b Do you maintain another plan of the same type (i.e., both this plan and the other plan are defined contributions plans or both are defined benefit plans) that covers non-key employees who are also covered under this plan?

     If yes, when the plan is top-heavy, do the non-key employees covered under both plans receive the required top-heavy minimum contribution or benefit under:

     (1) This plan? .............................................................
     (2) The other plan? ........................................................

 c   If this is a defined contribution plan, do you maintain a defined benefit plan, (or if this is a defined benefit plan, do you maintain a defined contribution plan) that covers non-key employees who are also covered under this plan? .................................................................

     If yes, when the plan is top-heavy, do non-key employees covered under both plans receive:

     (1)  the top-heavy minimum benefit under the defined benefit plan? .........

     (2)  at least a 5% minimum contribution under the defined contribution plan? .................................................................

     (3)  the minimum benefit offset by benefits provided by the defined contribution plan? ....................................................

     (4)  benefits under both plans that, using a comparability analysis, are at least equal to the minimum benefit? (See instructions.) ...............

d    Does the plan prevent the possibility that the section 415 limitations will be exceeded for any employee who is (or was) a participant in this plan and any other plan of the employer? (See Regulations sections 1.415-7 and
     1.415-8.) ..................................................................     X

---------------------------------------------------------------------------------------------------------------
  Miscellaneous
---------------------------------------------------------------------------------------------------------------

                                                                                     N/A      Yes       No

10a  Does any amendment to the plan reduce or eliminate any section 411(d)(6)
     protected benefit? (See instructions.) .....................................                        X

  b  Are trust earnings and losses allocated on the basis of account balances in a defined contribution plan? If "No," attach a statement explaining how
     they are allocated .........................................................              X

  c  Is this plan or trust currently under examination or is any issue related to this plan or trust currently pending before the Internal Revenue
     Service, the Department of Labor, the Pension Benefit Guaranty Corporation,
     or any court? If "Yes," attach a statement explaining the issues involved and who is considering them. Do not answer "Yes" because the plan has been considered under IRS's Voluntary Compliance Resolution Program .............


Form 5307 (Rev. 3-96)                                                     Page 3
--------------------------------------------------------------------------------

                             Procedural Requirements

--------------------------------------------------------------------------------

Use this list to see what MUST be included with Form 5307.

--------------------------------------------------------------------------------

1    Is Schedule Q (Form 5300) attached?

2    Is Form 8717 and the appropriate user fee attached?

3 Master or Prototype, Regional Prototype or Volume Submitters Plans-Is a copy of the adoption agreement attached or in the case of a volume submitter plan, a copy of modifications? (See What To File in the instructions.)

4 Is a copy of the master or prototype, regional prototype or volume submitter letter attached? (See What To File in the instructions.)

5 Is a copy of the plan's latest determination letter attached? (Previously approved plans only, see What To File in the instructions.)

6    Are the appropriate demonstrations attached to Schedule Q?

7    Have you submitted the OCR data sheet?

8    Have you signed the application?

9 Is the plan sponsor's (employer's if single-employer plan) 9-digit employer identification number entered on line lb?

10 If appropriate, is Form 2848, or a privately designed authorization, attached? (See Disclosure Request by Taxpayer in the instructions.)

11   Is the year the plan was originally effective entered on line 4d?

12 Affiliated Service Groups, Controlled Groups or Entities Under Common Control-Is the information requested under "What To File" and the line 6 instructions attached?

13 Volume Submitter Plans-Is a copy of the plan and trust instrument attached? (See What To File in the instructions.)

--------------------------------------------------------------------------------
ALL APPLICATIONS ARE SCREENED BY COMPUTER. FAILURE TO INCLUDE A REQUIRED ITEM WILL RESULT IN THE RETURN OF THIS APPLICATION TO YOU.

      Internal Revenue Service                       Department of the Treasury

Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
FFN: 50315620003-001 Case: 9401285 EIN: 06-0303370         Washington, DC 20224
BPD: 03 Plan: 001 Letter Serial No: 0365331a
                                                Person to Contact: Ms. Arrington

CONNECTICUT GENERAL LIFE INSURANCE CO
                                                Telephone Number: (202) 622-8173
350 CHURCH STREET M-92
                                                Refer Reply to: CP:E:EP:T4
HARTFORD, CT 06067
                                                 Date: 05/07/96


Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents co each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion an the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9. 1989-1 C.B. 780. are not applicable.

Because you submitted this plan on or after July 1, 1994, it does not meet the requirements for the extention of the remedial amendment period provided by Rev. Proc. 95-12. 1995-3 I.R.S. 24.

This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by Uruguay Round Agreements Act, Pub.
L. 103-465.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case. please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                     Sincerly yours,

                                     John G. RidXXXXX, Jr.
                                     ----------------------
                                     Chief, Employee Plans
                                     Technical Branch 4